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                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-03781, 333-09869, 333-32933, and 333-51349.


                                             ARTHUR ANDERSEN LLP


Birmingham, Alabama
March 22, 2002


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